UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 18, 2025

HF SINCLAIR CORPORATION

(Exact Name of Registrant as specified in its charter)

Delaware	001-41325	87-2092143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2323 Victory Ave., Suite 1400 Dallas, TX	75219
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (214) 871-3555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	DINO	New York Stock Exchange
Common Stock $0.01 par value	DINO	NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 18, 2025, HF Sinclair Corporation (the “Corporation”) completed a public offering of $500,000,000 aggregate principal amount of its 5.500% Senior Notes due 2032 (the “Notes”). The offering of the Notes was registered under the Securities Act of 1933 pursuant to an automatic shelf registration statement on Form S-3 (Registration No. 333-285291) of the Corporation, filed with the Securities and Exchange Commission (the “Commission”) on February 26, 2025 (the “Registration Statement”), and made pursuant to the prospectus, dated February 26, 2025, as supplemented by the prospectus supplement, dated August 11, 2025, filed with the Commission.

The Corporation issued the Notes pursuant to an indenture, dated April 27, 2022 (the “Base Indenture”), between the Corporation and Computershare Trust Company, N.A., as trustee (the “Trustee”), as supplemented with respect to the Notes by a fourth supplemental indenture, dated August 18, 2025 (the “Fourth Supplemental Indenture”), between the Corporation and the Trustee. The Base Indenture, the Fourth Supplemental Indenture, and the Form of Notes are filed as Exhibits 4.1, 4.2, and 4.3, respectively, hereto, and the terms and conditions thereof are incorporated herein by reference. A legal opinion related to the offering of the Notes is filed herewith as Exhibit 5.1 and incorporated into the Registration Statement.

The Notes will be redeemable prior to maturity, under the terms and conditions set forth in the Fourth Supplemental Indenture.

The net proceeds from the sale of the Notes are intended to be used to fund the previously-announced cash tender offer (the “Tender Offer”) of any and all of the Corporation’s outstanding 5.875% Senior Notes due 2026 and 6.375% Senior Notes due 2027 (collectively, the “Subject Notes”) and, if the Corporation deems appropriate, the redemption, repurchase, discharge or defeasance of any Subject Notes not purchased in the Tender Offer, and the remainder for general corporate purposes, which may include capital expenditures.

The descriptions of the Base Indenture, the Fourth Supplemental Indenture and the Notes are qualified in their entirety by reference to the Base Indenture, the Fourth Supplemental Indenture and the specimen global certificates evidencing the Notes, copies of which are filed as exhibits to this Form 8-K.

Item 8.01.	Other Events.

On August 11, 2025, the Corporation entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., TD Securities (USA) LLC, Truist Securities, Inc. and Scotia Capital (USA) Inc., as representatives of the underwriters named in Schedule I thereto (collectively, the “Underwriters”), related to the offering of the Notes. The Underwriting Agreement contains certain customary representations, warranties and covenants concerning the Corporation and the registration statement relating to the offering of the Notes. In addition, the Corporation has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. The Underwriting Agreement is filed herewith as Exhibit 1.1 and incorporated herein by reference.

The description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as an exhibit to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 11, 2025, by and among HF Sinclair Corporation and Citigroup Global Markets Inc., TD Securities (USA) LLC, Truist Securities, Inc. and Scotia Capital (USA) Inc., as representatives of the several underwriters listed in Schedule I thereto.

4.1	Indenture, dated as of April 27, 2022, among HF Sinclair Corporation and Computershare Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of Registrant’s Current Report on Form 8-K filed April 27, 2022, File No. 1-41325).

4.2	Fourth Supplemental Indenture, dated as of August 18, 2025, among HF Sinclair Corporation and Computershare Trust Company, N.A., as trustee.

4.3	Form of Notes (included in Exhibit 4.2 hereto).

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL documents).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HF SINCLAIR CORPORATION

By:	/s/ Atanas H. Atanasov
Atanas H. Atanasov
Executive Vice President and Chief Financial Officer

Date: August 18, 2025